                                                                    EXHIBIT 10.2
                                                                    ------------


                           INDEMNIFICATION AGREEMENT

          THIS AGREEMENT (this "Agreement") is made and entered into as of this 7th day of August, 2001, between Covalent Group, Inc., a Nevada corporation (the "Company") and the individual whose name appears on the signature page hereto (the "Officer").

                                   BACKGROUND

          The Officer, the current Vice President, Business Development of the Company, performs a valuable service in such capacity for the Company. To induce the Officer to continue to serve in her capacity as an officer of the Company, the Company has determined and agreed to enter into this Agreement with the Officer.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the promises contained in this Agreement and the Officer's agreement to continue service as an officer of the Company, the parties hereto, intending to be legally bound, agree as follows:

          1.  Certain Definitions. Capitalized terms used in this Agreement
              -------------------
shall have the meanings set forth on Appendix A to this Agreement. Other terms
                                     ----------
are defined where appropriate in this Agreement.

          2.  Scope of Indemnity.  The Company shall hold harmless and indemnify
              ------------------
the Officer from any action described in Sections 3 and 4 of this Agreement to the fullest extent permitted by Nevada law, now in effect or as may hereafter be in effect, including any changes after the date of the Agreement in any applicable law, statute, or rule which expands the right of a Nevada corporation to indemnify a member of its board of directors. All such changes shall be, ipso facto, within the purview of the Officer's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute, or rule which narrows the right of a Nevada corporation to indemnify one of its officers, such changes, to the extent not otherwise required by such law, statute or rule to be applied to the Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder or to any matter that arose from circumstances that occurred before the effective date of such change.

          3.  Indemnity of the Officer. Subject only to the limitations
              ------------------------
contained in Section 5 of this Agreement, the Company shall hold harmless and indemnify the Officer to the fullest extent permitted by Nevada law if the Officer was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company), because the Officer is or was a director, officer, employee or agent of the Company or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or is or was serving in a fiduciary capacity with respect to any profit sharing, pension, or other type of benefit plan or trust for the benefit of employees of the Company or any subsidiary of the Company against all Expenses and Liabilities actually incurred by the Officer in connection with the Proceeding, unless a final adjudication establishes that the Officer's acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          4.  Proceeding by or in the Right of the Company. Subject only to the
              --------------------------------------------
limitations contained in Section 5 of this Agreement, the Company shall indemnify the Officer to the fullest extent permitted by Nevada law if the Officer was or is a party or is threatened to be a party to any Proceeding by or in the right of the Company or by or in the right of any employee benefit plan or trust to procure a judgment in its favor and to which the Officer was or is a party because the Officer is or was a director, officer, stockholder, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or that the Officer is or was serving in a fiduciary capacity with respect to any profit sharing, pension or other type of benefit plan for the benefit of employees of the Company or any subsidiary of the Company against all Expenses and Liabilities actually incurred by the Officer in connection with the defense or settlement of the Proceeding unless a final adjudication establishes that the Officer's acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          5.  Limitations on Indemnity.
              ------------------------

              (a) No indemnity pursuant to Sections 3 or 4 of this Agreement shall be paid by the Company for any of the following:

                   (i) in respect of remuneration paid to the Officer if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                   (ii) on account of any Proceeding in which judgment is rendered against the Officer for an accounting of profits made from the purchase or sale by the Officer of securities of the Company pursuant to the provisions of Section 16 of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                   (iii) provided there has been no Change of Control, on account of or arising in response to any Proceeding (other than a Proceeding referred to in Section 12(b) hereof) initiated by the Officer or any of the Officer's affiliates against the Company or against any officer, director or stockholder of the Company unless such Proceeding was authorized by the Board of Officers of the Company;

                   (iv) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful; or

                   (v) on account of any Proceeding to the extent that the Officer is a plaintiff, a counter-complainant or a cross-complainant therein (other than an action, suit or proceeding permitted by Section 5(a)(iii) or Section 12(b) of this Agreement).

              (b)  In addition to those limitations set forth above in paragraph
(a) of this Section 5, no indemnity pursuant to Section 4 of this Agreement in an action by or in the right of the Company shall be paid by the Company for any of the following:

                   (i) with respect to any transaction from which the Officer derived an improper personal benefit, if so established by an Adverse Judgment;

                   (ii) on account of acts or omissions that show a reckless disregard for the Officer's duty to the Company or its stockholders in circumstances in which the Officer was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the Company or its stockholders, if so established by an Adverse Judgment; and

                   (iii) Liabilities and Expenses paid or incurred in settlement of a pending Proceeding without the approval of the Company, which approval shall not be unreasonably withheld.

          6.  Procedure for Determination of Entitlement to Indemnification.
              -------------------------------------------------------------

              (a) Whenever the Officer believes that he is entitled to indemnification pursuant to this Agreement, the Officer shall submit a written request for indemnification to the Company. A request for indemnification shall include sufficient documentation or information reasonably available to the Officer to support his claim for indemnification. The Officer shall submit his claim for indemnification within a reasonable time not to exceed three years after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding, whichever is the later date for which the Officer requests indemnification. The president or the secretary or other appropriate officer of the Company shall, promptly upon receipt of the Officer's request for indemnification, advise the Board of Officers in writing that the Officer has made such a request. Determination of the Officer's entitlement to indemnification shall be made not later than 90 days after the Company's receipt of his written request for such indemnification.

              (b) The Officer shall be entitled to select the forum in which the Officer's request for indemnification will be heard, which selection shall be included in the written request for indemnification required in Section 6(a). If the Officer fails to make such designation, his claim shall be determined by the forum selected by the Company. The forum shall be one of the following:

                   (i) A quorum of the Board of Officers consisting of Disinterested Officers; or

                  (ii) Independent Legal Counsel, who shall make the determination in a written opinion.

          7.  Presumptions and Effect of Certain Proceedings. Upon making a
              ----------------------------------------------
request for indemnification, the Officer shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent shall not affect this presumption or establish a presumption with regard to any factual matter relevant to determining the Officer's rights to indemnification under this Agreement. If the person or group so empowered to make a determination pursuant to Section 66(b) hereof fails to make the requested determination within 90 days after receipt of the written request required by Section 6(a) hereof, the determination that the Officer is entitled to indemnification shall be deemed to have been made.

          8.  Contribution. If the indemnification provided in Sections 2, 3 and
              ------------
4 is unavailable and may not be paid to the Officer for any reason other than those set forth in Section 5 (excluding subsection 5(b)(iii)), then in respect of any Proceeding in which the Company is or is alleged to be jointly liable with the Officer, the Company shall contribute to the amount of Expenses and Liabilities actually incurred and paid or payable by the Officer in such proportion as is appropriate to reflect:

                   (i) the relative benefits received by the Company on the one hand and the Officer on the other hand from the transaction or events that form the basis of the Proceeding giving rise to the Officer's Expenses and Liabilities, and

                   (ii) the relative fault of the Company on the one hand and of the Officer on the other in connection with the events that resulted in such Expenses and Liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Officer on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses and Liabilities. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

          9.  Continuation of Obligations. All obligations of the Company
              ---------------------------
contained herein shall continue during the period the Officer is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as the Officer shall be subject to any possible claim or threatened, pending or completed Proceeding, by reason of the fact that the Officer was serving the Company or any such other entity in any capacity referred to herein.

          10.  Notification and Defense of Claim. Promptly after receipt by the
               ---------------------------------
Officer of notice of the commencement of any Proceeding, the Officer will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the failure so to notify the Company shall not relieve the Company from any liability which it may have to the Officer under this Agreement, unless and only to the extent that the failure to provide notice results in prejudice to the Company. With respect to any such Proceeding as to which the Officer notifies the Company of the commencement thereof:

              (a) the Company will be entitled to participate therein at its own expense;

              (b) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Officer. After notice from the Company to the Officer of its election to assume the defense thereof, the Company will not be liable to the Officer under this Agreement for any Expenses subsequently incurred by the Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Officer shall have the right to employ its counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Officer unless:

                   (i) the employment of counsel by the Officer has been authorized by the Company,

                   (ii) counsel to the Company reasonably concludes and notifies the Officer that there may be a conflict of interest between the Company and the Officer in the conduct of the defense of such action, and the Officer notifies the Company after receiving such notice from the Company that he is engaging counsel, or

                   (iii) the Company shall not in fact have employed counsel to assume the defense of such action. In each of the foregoing three cases, the Company shall reimburse the Officer for all Expenses incurred by him. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Officer shall have made the conclusion referred to in (ii) above; and

              (c) the Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Officer without the Officer's prior written consent.

          11.  Advancement and Repayment of Expenses.
               -------------------------------------

              (a) If the Officer employs his own counsel pursuant to Section 10(b)(i) through (iii) above, the Company shall advance to the Officer, prior to any final disposition of any Proceeding, all Expenses incurred in investigating or defending any Proceeding within 30 days after receiving copies of invoices presented to the Officer for such Expenses.

              (b) The Officer shall reimburse the Company for all Expenses paid by the Company in defending any Proceeding against the Officer if, and only to the extent that, it is ultimately determined by a final judicial decision (from which there is no right of appeal) that the Officer is not entitled, under applicable law, the Company's articles of incorporation or bylaws, this Agreement or otherwise, to be indemnified by the Company for such Expenses.

          12.  Remedies of the Officer.
               -----------------------

              (a) If (i) a determination pursuant to Section 6 hereof is made that the Officer is not entitled to indemnification, (ii) advances of Expenses are not made pursuant to this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iv) the Officer otherwise seeks enforcement of this Agreement, the Officer shall be entitled to a final adjudication of his rights in an appropriate court. The Company shall not oppose the Officer's right to seek any such adjudication.

              (b) If a determination that the Officer is not entitled to indemnification, in whole or in part, has been made pursuant to Section 6 hereof, the decision in the judicial proceeding provided in paragraph (a) of this Section 12 shall be made de novo and the Officer shall not be prejudiced by reason of a determination that he is not entitled to indemnification.

              (c) If a determination that the Officer is entitled to indemnification has been made pursuant to Section 6 hereof or otherwise pursuant to the terms of this Agreement, the Company shall be bound by such determination in the absence of (i) a misrepresentation of a material fact by the Officer or
(ii) a specific finding (which has become final) by a court that all or any part of such indemnification is prohibited by law.

              (d) In any Proceeding brought by the Officer under this Section 12, the Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company shall stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

              (e) The Company acknowledges that a monetary remedy for breach of this Agreement, at some later date, will be inadequate, impracticable and difficult to prove, and further acknowledges that such breach would cause the Officer irreparable harm. Accordingly, the Officer shall be entitled to temporary and permanent injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bond or other undertaking in connection therewith. Any such requirement of bond or undertaking is hereby waived by the Company, and the Company acknowledges that in the absence of such a waiver, a bond or undertaking may be required by the court.

          13.  Enforcement.
               -----------

              (a) The Company acknowledges that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce the Officer to continue as a director of the Company, and acknowledges that the Officer is relying upon this Agreement in continuing in such capacity.

              (b) If the Officer is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse the Officer for all of the Officer's Expenses incurred in bringing and pursuing such action.

          14.  Mutual Acknowledgement.  Both the Company and the Officer
               ----------------------
acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying the Officer under this Agreement or otherwise. For example, the Company and the Officer acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. The Officer understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's ability under public policy to indemnify the Officer.

          15.  Separability. Each of the provisions of this Agreement is a
               ------------
separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable to any extent for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and the affected provision shall be construed and enforced so as to effectuate the parties' intent to the maximum extent possible.

          16.  Governing Law. This Agreement shall be governed by and
               -------------
interpreted and enforced in accordance with the laws of the State of Nevada.

          17.  Consent To Jurisdiction.  The Company and the Officer each
               -----------------------
irrevocably consent to jurisdiction of the courts of the Commonwealth of Pennsylvania for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the Commonwealth of Pennsylvania.

          18.  Binding Effect. This Agreement shall be binding upon the Officer
               --------------
and upon the Company, its successors and assigns, and shall inure to the benefit of the Officer, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

          19.  Entire Agreement. This Agreement represents the entire agreement
               ----------------
between the parties hereto and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement. Notwithstanding the foregoing, the rights conferred on the Officer by this Agreement shall not be exclusive of any other right which the Officer may have or hereafter acquire under any statute, provision of the Company's articles of incorporation or bylaws, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or under any insurance policy maintained by the Company.

          20.  Amendment and Termination. No amendment, modification, waiver,
               -------------------------
termination or cancellation of this Agreement shall be effective for any purpose unless set forth in writing signed by both parties hereto.

          21.  Subrogation. If the Company makes any payment under this
               -----------
Agreement, it shall be subrogated to the extent of such payment to all of the rights of recovery of the Officer, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

          22.  Survival Of Rights. The rights conferred on the Officer by this
               ------------------
Agreement shall continue after the Officer has ceased to be a director, officer, employee or other agent of the Company and shall inure to the benefit of the Officer's heirs, executors and administrators.

          23.  Notices. All notices, requests, demands and other communications
               -------
hereunder shall be in writing and shall be addressed to the Officer or to the Company, as the case may be, at the address indicated on the signature page below, or to such other address as may have been furnished by either party to the other, and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) delivered by a nationally recognized overnight delivery service, on the first business after the date on which it is delivered to or deposited with such service for overnight delivery, or (c) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed.


                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


OFFICER:                                      CORPORATION:

                                              COVALENT GROUP, INC.


/s/ Catherine Spear                           By: /s/ Kenneth M. Borow, M.D.
-------------------------------                  -------------------------------
Signature                                         Signature

Catherine Spear                                  Kenneth M. Borow, M.D.
-------------------------------                  -------------------------------
Print Name                                       Print Name
                                                 CEO/President
                                                 -------------------------------
                                                 Title


Address for Notices:                             Address for Notices:


-------------------------------                  One Glenhardie Corporate Center
1150 Meredith Lane                               1275 Drummers Lane
-------------------------------                  Wayne, PA 19087
Chester Springs, PA 19425
-------------------------------

                                                                      Appendix A

                             Certain Defined Terms
                             ---------------------

          1. "Adverse Judgment" means a judgment or final adjudication of a court that contains findings of fact or conclusions of law adverse to the Officer's interest.

          2. "Change of Control" means any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) through the acquisition or aggregation of securities becoming, after the date hereof, the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily having the right to vote at elections of directors (the "Capital Stock"), except that any change in ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

          3. "Disinterested Officer" means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Officer.

          4. "Expenses" means all direct and indirect costs (including, without limitation, reasonable attorneys' fees and costs, retainers, court costs, transcripts, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses) actually and reasonably incurred in connection with a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise. "Expenses" shall not include any Liabilities.

          5. "Independent Legal Counsel" means a law firm or member of a law firm selected by the Company and approved by the Officer (which approval shall not be unreasonably withheld) and that neither is presently nor in the past five years has been retained to represent:

              (a)  the Company, in any material matter, or

              (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing the Officer in an action to determine the Officer's right to indemnification under this Agreement.

          6. "Liabilities" means liabilities of any type whatsoever including, but not limited to, any judgments, fines, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any Proceeding.

          7. "Proceeding" means any threatened, pending or completed action, claim, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, including any appeal therefrom.

                                      A-2